25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

DRIEHAUS GLOBAL FUND

Ticker: *DMAGX

(the “Fund”)

SUPPLEMENT DATED AUGUST 5, 2024

TO THE PROSPECTUS AND SUMMARY PROSPECTUS FOR THE FUND DATED APRIL 30, 2024

(the “Prospectus” and “Summary Prospectus,” respectively)

Effective immediately, the following disclosure shall replace the existing disclosure under “Principal Investment Strategy” on page 2 of the Fund’s Summary Prospectus:

The Fund, using a growth style of investment, opportunistically invests in equity securities, including common stocks and sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) of issuers located throughout the world, including the United States (U.S.), and in both developed and emerging markets.

The Fund is not constrained based on the country, region, or market capitalization and its assets may at times be concentrated in a particular country, segment of the economy, region or issuer. The composition and asset allocation of the Fund’s investment portfolio will vary over time. The Fund may invest in issuers across all market capitalizations as well as in issuers with limited or no operating histories. Notwithstanding the above, under normal circumstances, the Fund will have exposure to issuers organized, domiciled, or headquartered in at least three different countries (other than its exposure to U.S. issuers). The Fund’s sector and geographic diversification will also vary based on the investment adviser’s evaluation of current economic, political and market factors.

Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that a company possesses the ability to undergo an incrementally positive change in growth and earnings trajectories. In managing the Fund, the investment adviser uses an investment approach that integrates a top-down (focusing on the economy and market trends) analysis of the overall economy and a bottom-up (focusing on individual stocks) analysis of individual securities. From a top-down perspective, the investment adviser looks at the relative value of securities to identify assets to include in the Fund’s portfolio. Bottom-up analysis involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics in order to identify companies with more attractive earnings growth on a prospective basis. The investment adviser’s decision to buy or sell a security is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Additionally, the following disclosure is added under the heading “Principal Risks” on page 2 of the Summary Prospectus and on page 12 of the Prospectus:

Growth Stock Risk. Growth Stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Finally, the following disclosure replaces the existing “Investment Objectives and Principal Investment Strategies” for the Fund on page 46 of the Prospectus under the subheading “Driehaus Global Fund”:

The Driehaus Global Fund seeks to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund, using a growth style of investment, opportunistically invests in equity securities, including common stocks and sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”), of issuers located throughout the world, including the United States (U.S.), and in both developed and emerging markets. Equity securities include common and preferred stocks, ADRs, GDRs, EDRs, equity-convertible securities such as warrants, rights, or options, and other classes of stock that may exist.

The Fund is not constrained based on the country, region, or market capitalization and its assets may at times be concentrated in a particular country, segment of the economy, region or issuer. The composition and asset allocation of the Fund’s investment portfolio will vary over time. The Fund may invest in issuers across all market capitalizations as well as in issuers with limited or no operating histories. Notwithstanding the above, under normal circumstances, the Fund will have exposure to issuers organized, domiciled, or headquartered in at least three different countries (other than its exposure to U.S. issuers).

The Fund’s sector and geographic diversification will also vary based on the investment adviser’s evaluation of current economic, political and market factors. Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that a company possesses the ability to undergo an incrementally positive change in growth and earnings trajectories.

In managing the Fund, the Adviser uses an investment approach that integrates a top-down (focusing on the economy and market trends) analysis of the overall economy and a bottom-up (focusing on individual stocks) analysis of individual securities. From a top-down perspective, the Adviser looks at the relative value of securities to identify assets to include in the Fund’s portfolio. Bottom-up analysis involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics in order to identify companies with more attractive earnings growth on a prospective basis. The Adviser’s decision to buy or sell a security is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. The specific areas of focus are: environmental (such as factors associated with climate change and natural resources), social (such as factors associated with human capital and stakeholder opposition) and governance (such as factors associated with corporate governance and corporate behavior) factors. Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify, understand and control ESG-related risks. The Adviser does not exclude investment opportunities based solely on ESG factors and an investment could be made in an issuer that scores poorly on ESG factors if such investment performs strongly on other factors considered.

The Fund expects to frequently and actively trade its portfolio as part of its principal investment strategies. The Fund sells holdings for a variety of reasons, including when the Adviser believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

For more information, please call the Driehaus Mutual Funds at 1-800-560-6111